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                                                                  EXHIBIT 99(A)

                    SETTLEMENT AGREEMENT AND MUTUAL RELEASE

     This Settlement Agreement and Mutual Release ("Agreement") is dated as of April 27, 2001 (the "Effective Date"), and is entered into among the State of Wisconsin Investment Board ("SWIB"), Peerless Systems Corporation ("Peerless"), and Edward A. Gavaldon ("Gavaldon" and, collectively with SWIB and Peerless, "the Parties").

                                   Recitals
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     WHEREAS, SWIB filed a lawsuit captioned State of Wisconsin Investment Board
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v. Peerless Systems Corporation and Edward A. Gavaldon, C.A. No. 17637, which
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is pending in the Court of Chancery of the State of Delaware, asserting claims against Peerless and Gavaldon related to the 1999 Annual Meeting of Stockholders of Peerless ("the Complaint");

     WHEREAS, Peerless and Gavaldon filed an answer to the complaint that included affirmative defenses ("Answer") and asserted a counterclaim in the same proceeding that also related to the 1999 Annual Meeting of Stockholders of Peerless ("Counterclaim" and collectively with the Complaint and Answer, "the Lawsuit");

     WHEREAS, the Lawsuit concerned in part the proposal at the 1999 Annual Meeting of Stockholders of Peerless to increase by 1,000,000 shares the aggregate number of shares of common stock of Peerless authorized for issuance under the 1996 Equity Incentive Plan ("Share Increase");

     WHEREAS, the Parties desire to settle the Lawsuit by entering into this Agreement.

                                   Agreement
                                   ---------

     NOW THEREFORE, the Parties agree as follows:

1. Peerless, on behalf of itself and Mr. Gavaldon, shall pay SWIB the sum of $375,000 (three hundred seventy-five thousand dollars). Peerless shall transmit the payment to SWIB within seven business days after the Agreement is signed by all the Parties by wire transfer in immediately available funds to an account specified by SWIB.

2. SWIB, Peerless, and Gavaldon shall jointly file a dismissal of the Lawsuit (Complaint and Counterclaim) with prejudice ("Stipulation and (Proposed) Order of Dismissal With Prejudice") in a form substantially similar to the one attached. The filing shall occur within three business days of written notification by SWIB to all counsel for the Parties of SWIB's receipt of the payment described in paragraph 1.

3. The stipulation dated August 25, 2000 between Peerless and SWIB shall not survive the dismissal of the Lawsuit.

4. As of the date of SWIB's receipt of the payment described in paragraph 1, except for the obligations arising out of this Agreement, SWIB fully and finally releases, waives, and forever discharges Gavaldon and Peerless, its parent, subsidiary, and affiliate companies, and their past and current officers, directors, shareholders, employees, agents, successors, assigns, attorneys,
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and other representatives of and from any and all causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, damages, liabilities, demands, or claims of any nature whatsoever, whether known or unknown, asserted or unasserted, that it has, has had, or may hereafter have, arising out of or related to the Lawsuit.

5. As of the date of SWIB's receipt of the payment described in paragraph 1, except for the obligations arising out of this Agreement, Peerless and Gavaldon fully and finally release, waive, and forever discharge SWIB and its past and current officers, trustees, directors, employees, agents, successors, assigns, attorneys, beneficiaries, constituent trusts, and other representatives of and from any and all causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, damages, liabilities, demands, or claims of any nature whatsoever, whether known or unknown, asserted or unasserted, that it has, has had, or may hereafter have, arising out of or related to the Lawsuit.

6. If any fact relating to any matter covered by this Agreement is found to be other than or different from the facts now believed by any Party to be true, each Party fully understands and expressly accepts and assumes the risk of such possible differences in fact and agrees that this Agreement shall nevertheless remain in effect. Each Party further expressly understands that Section 1542 of the Civil Code of the State of California provides that a general release does not extend to claims that a creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor. To the extent that California or other law may be applicable, each Party hereby agrees that the provisions of Section 1542 and all similar federal or state laws, fights, rules, or legal principles of any other jurisdiction which may be applicable, are hereby knowingly and voluntarily waived and relinquished by each Party, and each Party hereby agrees and acknowledges that this is an essential term of this Agreement.

7. SWIB withdraws its objection to 750,000 shares of the Share Increase and consents to issuance of the 750,000 shares under the 1996 Equity Incentive Plan.

8. At the 2001 Annual Meeting of Stockholders of Peerless, Peerless shall hold a separate shareholder vote on whether to ratify or reject the increase to the aggregate number of shares of common stock of Peerless authorized for issuance under the 1996 Equity Incentive Plan by the remaining 250,000 shares of the Share Increase. SWIB shall vote in favor of ratification.

9. At the 2001 Annual Meeting of Stockholders of Peerless, Peerless may hold a separate shareholder vote on a proposal to approve an additional increase of 500,000 shares to the aggregate number of shares of common stock of Peerless authorized for issuance under the 1996 Equity Incentive Plan. If Peerless proposes such a separate shareholder vote, SWIB shall vote in favor of passage of the proposal.

10. After the 2001 Annual Meeting of Stockholders of Peerless, Peerless may seek shareholder approval for additional increases to the aggregate number of shares of common stock of Peerless authorized for issuance under the 1996 Equity Incentive Plan. SWIB, at its sole discretion, may support, oppose, or remain neutral on any such future proposal.

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11.  Peerless shall enact the following bylaws within twenty business days of the Effective Date and shall not amend or create a stock option plan or issue or re-price stock options prior to enactment of the bylaw set forth in paragraph
(e):

     a) From the date upon which the next director is added after March 15, 2001, a majority of the Board of Directors shall be independent directors. This Bylaw may not be altered, amended, or repealed, and a new bylaw may not be adopted that has the effect of altering, amending, or repealing this Bylaw, without the affirmative vote of a majority of the voting power of all the shares of the voting stock that are present, by proxy or in person, and voting.

     b) The Board of Directors shall appoint a Nominating Committee consisting of two (2) or more members of the Board of Directors. All members of the Nominating Committee shall be independent directors. The Nominating Committee shall have exclusive authority to nominate persons to stand for election to the Board of Directors. This Bylaw may not be altered, amended, or repealed, and a new bylaw may not be adopted that has the effect of altering, amending, or repealing this Bylaw, without the affirmative vote of a majority of the voting power of all the shares of the voting stock that are present, by proxy or in person, and voting.

     c) The Board of Directors shall appoint a Compensation Committee consisting of two (2) or more members of the Board of Directors. All members of the Compensation Committee shall be independent directors. The Compensation Committee shall set the compensation and benefits of the executive officers of the corporation and shall have the authority to retain its own advisor on compensation matters. The Compensation Committee shall have the power and authority vested in the Board of Directors by any benefit or compensation plan of the corporation. The Compensation Committee shall also set the compensation and benefits of Board of Directors and its committees, with the exception of the Compensation Committee. The Board of Directors shall set the compensation and benefits of the Compensation Committee. This Bylaw may not be altered, amended, or repealed, and a new bylaw may not be adopted that has the effect of altering, amending, or repealing this Bylaw, without the affirmative vote of a majority of the voting power of all the shares of the voting stock that are present, by proxy or in person, and voting.

     d) A director is an independent director if his or her only nontrivial professional, familial, or financial connection to the corporation or its Chief Executive Officer is his or her directorship. For example, a director is not independent if he or she (1) has been employed by the corporation or an affiliate in an executive capacity; (2) is, or in the past two years has been, an employee or owner of a firm that is one of the corporation's or its affiliate's paid advisers or consultants; (3) is employed by or has a five percent or greater ownership in a supplier or customer where the sales to or by the corporation represent more than one percent of the sales of the customer or supplier or more than one percent of the sales of the corporation; (4) is employed by or has a five percent or greater ownership in one of the corporation's debtors or creditors where the amount owed exceeds one

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          percent of the corporation's or the third party's assets; (5) has, or in the past two years has had, a personal service contract with the Chief Executive Officer, the corporation, or one of its affiliates;
          (6) is an employee, officer, or director of a foundation, university, or other non-profit organization that receives more than $100,000 from the corporation or one of its affiliates; (7) is a relative of an executive of the corporation or one of its affiliates; or (8) is employed by a corporation that has an executive officer of the corporation on its board. This Bylaw may not be altered, amended, or repealed, and a new bylaw may not be adopted that has the effect of altering, amending, or repealing this Bylaw, without the affirmative vote of a majority of the voting power of all the shares of the voting stock that are present, by proxy or in person, and voting.

     e) The exercise price of any stock option granted by the corporation shall be not less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of outstanding stock options may not be lowered, and outstanding stock options may not be cancelled and new stock options with a lower exercise price substituted therefore, without the approval of a majority of the voting power of all the shares of the voting stock that are present, by proxy or in person, and voting. This Bylaw may not be altered, amended, or repealed, and a new bylaw may not be adopted that has the effect of altering, amending, or repealing this Bylaw, without the affirmative vote of a majority of the voting power of all the shares of the voting stock that are present, by proxy or in person, and voting.

     f) If, because of the departure of an independent director from the Board or because a formerly independent director is no longer independent, there are insufficient independent directors to constitute a majority of the directors or to constitute the Nominating and/or Compensation Committees, the Board shall undertake diligent efforts to ensure that, within a reasonable amount of time, the Board has a majority of independent directors or a sufficient number of independent directors to constitute those Committees, as the case may be. A departure of an independent director shall be deemed to have occurred under this Bylaw in the case of the death, removal, or resignation of any independent director. So long as the Board is acting diligently to meet the independent director requirements in these Bylaws, the Board's actions will be valid if it does not have a majority of independent directors, and said Committees and each of them shall comprise all the remaining directors if there are not a sufficient number of independent directors to constitute those Committees. This Bylaw may not be altered, amended, or repealed, and a new bylaw may not be adopted that has the effect of altering, amending, or repealing this Bylaw, without the affirmative vote of a majority of the voting power of all the shares of the voting stock that are present, by proxy or in person, and voting.

12.  Peerless agrees to amend Section 17 of the Bylaws to read as follows:

          Unless otherwise provided in the Certificate of Incorporation, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal

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          or other causes and any newly created directorships resulting from any increase in the number of directors shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by a vote of the stockholders, be filled only by the Nominating Committee. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's success shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal, or resignation of any director.

13. Peerless shall amend the current bylaws to avoid inconsistencies, if any, with the bylaws enacted pursuant to this Agreement.

14. Peerless shall make commercially reasonable and diligent efforts to add one additional independent director to the Board of Directors by December 31, 2001.

15. SWIB shall not encourage other shareholders of Peerless to pursue litigation on claims related to the Lawsuit.

16. If SWIB, Peerless, or Gavaldon prevail in an action establishing a breach by another party or parties of any provision of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees and other litigation costs and expenses in addition to any other relief available.

17. This Agreement and the terms of it are not evidence or an admission by SWIB, Peerless, or Gavaldon as to any issue of act or law and are not admissible into evidence for any purpose except to enforce the terms of the Agreement.
This Agreement is a settlement and discharge of disputed claims, and, by entering into this Agreement (or any particular provision of the Agreement), no party admits or acknowledges the existence of liability, fault, or wrongdoing, and each party expressly denies all such liability, fault, or wrongdoing.

18. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the Parties any right, remedy, or claim.

19. This Agreement shall be binding upon the successors, heirs, administrators, and executors of the Parties to this Agreement and each of them.

20. This Agreement constitutes the entire agreement between the Parties related to the subject matter of this Agreement and supersedes all prior written and oral negotiations, representations, understandings, and agreements between the Parties. This Agreement may not be modified other than by a writing executed by SWIB, Peerless, and Gavaldon.

21. All claims, controversies, or disputes arising out of or related to this Agreement, including those related to the validity, enforcement, or interpretation of it, shall be governed by the law of the state of Delaware (excluding conflict of laws principles).

22. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the provisions of this Agreement shall remain in

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full force and effect and shall in no way be affected, impaired, or invalidated.
The intention of the Parties is that they would have executed the remaining provisions without including any that are invalid, void, or unenforceable.

23. This Agreement may be executed and delivered in counterparts or copies by the Parties to this Agreement ("Counterpart"). When each party has signed and delivered at least one counterpart to the other Parties to this Agreement, each counterpart shall be deemed an original and, taken together, the counterparts shall constitute one and the same Agreement, which shall be binding and effective.

State of Wisconsin Investment Board             Peerless Systems Corporation


/s/ John F. Nelson                              /s/ Howard J. Nellor
___________________________________________     ________________________________
By:  John F. Nelson                             By:  Howard J. Nellor
Investment Director, Small Cap Portfolio        President, Chief Executive
Officer
                                                May 2, 2001
April 27, 2001
___________________________________________
Date

                                                /s/ Edward A. Gavaldon
                                                ________________________________
                                                Edward A. Gavaldon


                                                ________________________________
                                                May 7, 2001

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